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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                September 5, 2003


                                 LANTRONIX, INC.
                                 ______________
             (Exact name of registrant as specified in its charter)



   Delaware                         1-16027               33-0362767
   -----------------------       --------------        -----------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)
       Registrant's telephone number, including area code: (949) 453-3990


          (Former name or former address, if changed since last report)

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Item  5.          Other  Events

     Lantronix, Inc. reached a settlement of the securities and employment claims brought by the founders of United States Software Corporation, a company Lantronix acquired in December 2000. Lantronix announced this settlement in a Press Release on September 4, 2003 in the form attached to this Current Report on Form 8-K.


Item  7.     Financial  Statements  and  Exhibits

     (c)     Exhibits

          The  following  exhibit  is  filed  herewith:

          99.1 Press Release dated September 4, 2003 announcing settlement of U.S. Software litigation.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LANTRONIX,  INC.


Date:  September  5,  2003                  By:   /S/ MICHAEL S. OSWALD
                                                   ---------------------------
                                                   Vice  President,
                                                   General  Counsel  and
                                                   Secretary


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                                  EXHIBIT INDEX
                                  -------------

     99.1 Press Release dated September 4, 2003 announcing settlement of U.S. Software litigation.




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